SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)  October 11,
                              2001
                       -------------------

                       NORTHEAST UTILITIES
                  Commission File Number 1-5324
  State of Incorporation - MASSACHUSETTS  IRS. No.  04-2147929

             THE CONNECTICUT LIGHT AND POWER COMPANY
                 Commission File Number 1-11419
State of Incorporation -CONNECTICUT          IRS No.   06-0303850

             PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                  Commission File Number 1-6392
State of Incorporation NEW HAMPSHIRE         IRS No.   02-0181050

             WESTERN MASSACHUSETTS ELECTRIC COMPANY
                  Commission File Number 0-7624
  State of Incorporation - MASSACHUSETTS  IRS No.   04-1961130

               -------------------      ----------

    (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)     Identification No.)


174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01090-0010
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                                -
  (Address of principal executive offices Northeast Utilities)
                           (Zip Code)
                         (413) 785-5871
                         --------------
      (Registrant's telephone number, including area code)

                         Not Applicable
                         --------------
  (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

     The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

                        SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        NORTHEAST UTILITIES
                        PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                        WESTERN MASSACHUSETTS ELECTRIC COMPANY
                        (Registrants)


                         By:    /S/ David R. McHale
                         Name:  David R. McHale
                         Title: Vice President and Treasurer

                         THE CONNECTICUT LIGHT AND POWER COMPANY

                         By:    /S/ David R. McHale
                         Name:  David R. McHale
                         Title: Vice President and Treasurer of
                         Northeast Utilities Service Company, as
                         Agent for THE Connecticut Light and Power Company


Date:  October 11, 2001